Exhibit 99.2

Maverick Tube Corporation
Certain Historical Information

Energy:                                            3/31/2003      6/30/2003      9/30/2003      12/31/2003       Total
                                                ----------------------------------------------------------------------------
Assumptions:
U.S. Domestic:
       Rig Count
                                                            901              -              -              -
       Import Market Share                                21.6%           0.0%           0.0%           0.0%
       Inventory Change
                                                       (38,000)              -              -              -       (38,000)

       Energy Net Selling Price                      $   579.65        $     -        $     -        $     -
       Total Cost/Ton                                $   570.23        $     -        $     -        $     -

Canadian:
       Rig Count
                                                            494              -              -              -
       Total OCTG Shipments
                                                        214,826              -              -              -        214,826
       OCTG Import Market Share                           27.0%           0.0%           0.0%           0.0%
       OCTG Inventory Change
                                                       (65,515)              -              -              -       (65,515)

       Energy Net Selling Price                      $   735.89        $     -        $     -        $     -
       Total Cost/Ton                                $   639.14        $     -        $     -        $     -

Coiled Tubing:
       Coiled Tubing Net Selling Price              $  2,979.14        $     -        $     -        $     -
       Total Cost/Ton                               $  1,958.25        $     -        $     -        $     -


       U.S. Domestic Shipments
                                                        119,797              -              -              -        119,797

       Revenues                                      $   69,440        $     -        $     -        $     -     $   69,440
       Costs
                                                         68,312              -              -              -         68,312
                                                ----------------------------------------------------------------------------

       Gross Profit                                   $   1,128        $     -        $     -        $     -      $   1,128
       Gross Profit Margin                                1.62%          0.00%          0.00%          0.00%          1.62%


       Canadian Shipments
                                                         94,154              -              -              -         94,154

       Revenues                                      $   69,288        $     -        $     -        $     -     $   69,288
       Costs
                                                         60,177              -              -              -         60,177
                                                ----------------------------------------------------------------------------

       Gross Profit                                   $   9,110        $     -        $     -        $     -      $   9,110
       Gross Profit Margin                                13.1%           0.0%           0.0%           0.0%          13.1%


       Coiled Tubing Shipments
                                                          4,194              -              -              -          4,194

       Revenues                                      $   12,495        $     -        $     -        $     -     $   12,495
       Costs
                                                          8,213              -              -              -          8,213
                                                ----------------------------------------------------------------------------

       Gross Profit Margin                            $   4,282        $     -        $     -        $     -      $   4,282
       Gross Profit Margin Percentage                     34.3%           0.0%           0.0%           0.0%          34.3%


       Total Energy Volume
                                                        218,145              -              -              -        218,145
       Total Energy Revenues                         $  151,222        $     -        $     -        $     -     $  151,222
       Total Energy Costs
                                                        136,702              -              -              -        136,702
                                                ----------------------------------------------------------------------------

       Total Gross Profit                            $   14,520        $     -        $     -        $     -     $   14,520
       Total Gross Profit Margin                           9.6%           0.0%           0.0%           0.0%           9.6%


Industrial Products:
Assumptions:
U.S. Domestic:
       Industrial Products Net Selling Price         $   676.84        $     -        $     -        $     -
       Total Cost/Ton                                $   632.02        $     -        $     -        $     -

Canadian:
       Industrial Products Net Selling Price         $   548.14        $     -        $     -        $     -
       Total Cost/Ton                                $   517.61        $     -        $     -        $     -


       U.S. Domestic Shipments
                                                         95,650              -              -              -         95,650

       Revenues                                      $   64,739        $     -        $     -        $     -     $   64,739
       Costs
                                                         60,453              -              -              -         60,453
                                                ----------------------------------------------------------------------------

       Gross Profit                                   $   4,286        $     -        $     -        $     -      $   4,286
       Gross Profit Margin                                 6.6%           0.0%           0.0%           0.0%           6.6%

       Canadian Shipments
                                                          4,171              -              -              -          4,171

       Revenues                                       $   2,286        $     -        $     -        $     -      $   2,286
       Costs
                                                          2,159              -              -              -          2,159
                                                ----------------------------------------------------------------------------

       Gross Profit                                    $    127        $     -        $     -        $     -       $    127
       Gross Profit Margin                                 5.6%           0.0%           0.0%           0.0%           5.6%

       Total Industrial Products Volume
                                                         99,820              -              -              -         99,820
       Total Industrial Revenues                     $   67,025        $     -        $     -        $     -     $   67,025
       Total Industrial Costs
                                                         62,612              -              -              -         62,612
                                                ----------------------------------------------------------------------------

       Total Industrial Gross Profit                  $   4,414        $     -        $     -        $     -      $   4,414
       Total Industrial Gross Profit Margin                6.6%           0.0%           0.0%           0.0%           6.6%


Other:
Assumptions:
       Tolling Selling Volume
                                                          8,706              -              -              -          8,706
       Tolling Net Selling Price                     $   136.82        $     -        $     -        $     -
       Tolling Other Cost/Ton                         $   97.03        $     -        $     -        $     -

       Revenues                                       $   1,191        $     -        $     -        $     -      $   1,191
       Costs
                                                            845              -              -              -            845
                                                ----------------------------------------------------------------------------

       Gross Profit                                    $    346        $     -        $     -        $     -       $    346
       Gross Profit Margin                                29.1%           0.0%           0.0%           0.0%          29.1%



       Consolidated Volume
                                                        326,671              -              -              -        326,671
       Consolidated Net Sales                        $  219,438        $     -        $     -        $     -     $  219,438
       Consolidated Gross Profit                     $   19,280        $     -        $     -        $     -     $   19,280
       Consolidated Gross Profit Margin                    8.8%           0.0%           0.0%           0.0%           8.8%

       Start-Up
                                                              -              -              -              -              -

       Canadian Depreciation - COGS
                                                            762              -              -              -            762

       U.S. Domestic Depreciation - COGS
                                                          3,609              -              -              -          3,609

       U.S. Domestic Depreciation - SG&A
                                                            708              -              -              -            708

       Selling, General & Administrative
                                                         11,605              -              -              -         11,605

       Interest Expense (Net)
                                                          2,235              -              -              -          2,235

       Income (Loss) Before Income Taxes
                                                            361              -              -              -            361

       Taxes
                                                            119              -              -              -            119
                                                ----------------------------------------------------------------------------

       Net Income                                      $    242        $     -        $     -        $     -       $    242
                                                ============================================================================

       EPS                                            $    0.01        $     -        $     -        $     -      $    0.01
                                                ============================================================================

       Fully Diluted Shares Outstanding
                                                     41,560,671              -              -              -     41,560,671


Energy:                                            3/31/2002      6/30/2002      9/30/2002      12/31/2002       Total
                                                ----------------------------------------------------------------------------
Assumptions:
U.S. Domestic:
       Rig Count
                                                            818            806            853            847
       Import Market Share                                22.6%          19.0%          22.5%          20.1%
       Inventory Change
                                                       (71,887)       (43,473)         52,045      (146,000)      (209,315)

       Energy Net Selling Price                      $   585.93     $   587.35     $   608.15     $   600.83
       Total Cost/Ton                                $   540.79     $   517.64     $   592.67     $   612.68

Canadian:
       Rig Count
                                                            377            144            249            283
       Total OCTG Shipments
                                                        176,149        107,747        147,741        169,598        601,235
       OCTG Import Market Share                           35.0%          35.0%          31.0%          40.0%
       OCTG Inventory Change
                                                       (62,124)          4,324          7,123         38,045       (12,632)

       Energy Net Selling Price                      $   662.97     $   668.15     $   679.77     $   687.92
       Total Cost/Ton                                $   490.81     $   495.00     $   516.91     $   539.86

Coiled Tubing:
       Coiled Tubing Net Selling Price                  $     -    $  2,621.99    $  2,715.83    $  2,840.12
       Total Cost/Ton                                   $     -    $  2,215.73    $  2,114.17    $  1,880.85


       U.S. Domestic Shipments
                                                         74,770         91,042         88,565         90,313        344,690

       Revenues                                      $   43,809     $   53,474     $   53,861     $   54,263     $  205,407
       Costs
                                                         40,435         47,127         52,490         55,333        195,384
                                                ----------------------------------------------------------------------------

       Gross Profit                                   $   3,375      $   6,347      $   1,371    $   (1,070)     $   10,023
       Gross Profit Margin                                 7.7%          11.9%           2.5%          -2.0%           4.9%


       Canadian Shipments
                                                         61,733         32,548         50,204         60,606        205,092

       Revenues                                      $   40,927     $   21,747     $   34,127     $   41,693     $  138,494
       Costs
                                                         30,299         16,111         25,951         32,719        105,080
                                                ----------------------------------------------------------------------------

       Gross Profit                                  $   10,628      $   5,636      $   8,176      $   8,974     $   33,414
       Gross Profit Margin                                26.0%          25.9%          24.0%          21.5%          24.1%


       Coiled Tubing Shipments
                                                              -          3,395          3,648          3,634         10,677

       Revenues                                         $     -      $   8,902      $   9,907     $   10,321     $   29,130
       Costs
                                                              -          7,522          7,712          6,835         22,070
                                                ----------------------------------------------------------------------------

       Gross Profit Margin                              $     -      $   1,379      $   2,195      $   3,486      $   7,060
       Gross Profit Margin Percentage                      0.0%          15.5%          22.2%          33.8%          24.2%


       Total Energy Volume
                                                        136,503        126,985        142,417        154,553        560,459
       Total Energy Revenues                         $   84,737     $   84,122     $   97,895     $  106,276     $  373,031
       Total Energy Costs
                                                         70,734         70,761         86,154         94,887        322,535
                                                ----------------------------------------------------------------------------

       Total Gross Profit                            $   14,003     $   13,362     $   11,742     $   11,390     $   50,496
       Total Gross Profit Margin                          16.5%          15.9%          12.0%          10.7%          13.5%


Industrial Products:
Assumptions:
U.S. Domestic:
       Industrial Products Net Selling Price         $   412.39     $   434.55     $   522.40     $   521.00
       Total Cost/Ton                                $   391.72     $   367.76     $   444.65     $   494.86

Canadian:
       Industrial Products Net Selling Price         $   443.58     $   494.50     $   586.28     $   537.07
       Total Cost/Ton                                $   441.17     $   457.31     $   502.39     $   489.99


       U.S. Domestic Shipments
                                                         39,425         40,763         33,200         29,439        142,827

       Revenues                                      $   16,258     $   17,713     $   17,344     $   15,338     $   66,654
       Costs
                                                         15,444         14,991         14,762         14,568         59,765
                                                ----------------------------------------------------------------------------

       Gross Profit                                    $    815      $   2,723      $   2,581       $    770      $   6,889
       Gross Profit Margin                                 5.0%          15.4%          14.9%           5.0%          10.3%

       Canadian Shipments
                                                          5,426          8,037          3,664          4,904         22,031

       Revenues                                       $   2,407      $   3,975      $   2,148      $   2,634     $   11,163
       Costs
                                                          2,394          3,676          1,841          2,403         10,313
                                                ----------------------------------------------------------------------------

       Gross Profit                                    $     13       $    299       $    307       $    231       $    850
       Gross Profit Margin                                 0.5%           7.5%          14.3%           8.8%           7.6%

       Total Industrial Products Volume
                                                         44,851         48,800         36,864         34,344        164,858
       Total Industrial Revenues                     $   18,665     $   21,688     $   19,492     $   17,972     $   77,817
       Total Industrial Costs
                                                         17,837         18,666         16,603         16,971         70,078
                                                ----------------------------------------------------------------------------

       Total Industrial Gross Profit                   $    828      $   3,022      $   2,889      $   1,000      $   7,739
       Total Industrial Gross Profit Margin                4.4%          13.9%          14.8%           5.6%           9.9%


Other:
Assumptions:
       Tolling Selling Volume
                                                          3,129          3,585          2,922          5,899         15,535
       Tolling Net Selling Price                     $   166.59     $   179.25     $   105.72     $   100.48
       Tolling Other Cost/Ton                        $   151.06     $   134.23     $   104.15      $   88.11

       Revenues                                        $    521       $    643       $    309       $    593      $   2,066
       Costs
                                                            473            481            304            520          1,778
                                                ----------------------------------------------------------------------------

       Gross Profit                                    $     49       $    161        $     5       $     73       $    288
       Gross Profit Margin                                 9.3%          25.1%           1.5%          12.3%          13.9%



       Consolidated Volume
                                                        184,483        179,371        182,203        194,795        740,852
       Consolidated Net Sales                        $  103,923     $  106,453     $  117,696     $  124,840     $  452,913
       Consolidated Gross Profit                     $   14,880     $   16,545     $   14,635     $   12,463     $   58,523
       Consolidated Gross Profit Margin                   14.3%          15.5%          12.4%          10.0%          12.9%

       Canadian Depreciation - COGS
                                                            624            648            675            742          2,689

       U.S. Domestic Depreciation - COGS
                                                          2,629          3,670          2,904          3,634         12,837

       U.S. Domestic Depreciation - SG&A
                                                            758            319          1,056          1,182          3,315

       Selling, General & Administrative
                                                          6,418          9,394          7,854          7,007         30,673

       Interest Expense (Net)
                                                            961            894            908          1,564          4,327

       Income (Loss) Before Income Taxes
                                                          3,490          1,620          1,238        (1,666)          4,682

       Taxes
                                                          1,451            640            602             49          2,742

       Tax Effected Discontinued DOM Operations
                                                          (518)              -              -              -          (518)

       Tax Effected Partial Trade Case Relief
                                                              -              -              -        (1,680)        (1,680)

       Tax Effected Restructuring Charge
                                                            199              -              -            534            733
                                                ----------------------------------------------------------------------------

       Net Income                                     $   2,358       $    980       $    636     $    (569)      $   3,404
                                                ============================================================================

       EPS                                            $    0.07      $    0.03      $    0.02    $    (0.01)      $    0.09
                                                ============================================================================

       Fully Diluted Shares Outstanding
                                                     33,525,942     37,974,412     41,149,188     40,932,041     38,491,962


Energy:                                            3/31/2001      6/30/2001      9/30/2001      12/31/2001       Total
                                                ----------------------------------------------------------------------------
Assumptions:
U.S. Domestic:
       Rig Count
                                                          1,142          1,237          1,241          1,008
       Import Market Share                                27.3%          32.0%          32.3%          28.5%
       Inventory Change
                                                          9,411         89,478       (22,029)       (91,509)       (14,649)

       Energy Net Selling Price                      $   711.00     $   669.82     $   651.96     $   643.57
       Total Cost/Ton                                $   559.42     $   490.51     $   514.37     $   543.82

Canadian:
       Rig Count
                                                            515            252            320            278
       Total OCTG Shipments
                                                        213,716        132,816        182,078        156,613        685,223
       OCTG Import Market Share                           24.0%          25.0%          36.0%          36.0%
       OCTG Inventory Change
                                                       (35,027)         13,383          9,170         12,136          (338)

       Energy Net Selling Price                      $   724.60     $   678.73     $   682.33     $   632.86
       Total Cost/Ton                                $   526.94     $   486.64     $   484.95     $   465.11


       U.S. Domestic Shipments
                                                         99,758        115,319        116,328         84,336        415,741

       Revenues                                      $   70,928     $   77,243     $   75,841     $   54,276     $  278,287
       Costs
                                                         55,806         56,565         59,836         45,864        218,071
                                                ----------------------------------------------------------------------------

       Gross Profit                                  $   15,121     $   20,678     $   16,005      $   8,412     $   60,216
       Gross Profit Margin                                21.3%          26.8%          21.1%          15.5%          21.6%


       Canadian Shipments
                                                         87,901         56,977         63,728         55,883        264,489

       Revenues                                      $   63,693     $   38,672     $   43,483     $   35,366     $  181,214
       Costs
                                                         46,319         27,727         30,905         25,992        130,942
                                                ----------------------------------------------------------------------------

       Gross Profit                                  $   17,374     $   10,945     $   12,579      $   9,374     $   50,272
       Gross Profit Margin                                27.3%          28.3%          28.9%          26.5%          27.7%


       Total Energy Volume
                                                        187,659        172,296        180,056        140,219        680,230
       Total Energy Revenues                         $  134,620     $  115,915     $  119,324     $   89,642     $  459,502
       Total Energy Costs
                                                        102,125         84,292         90,740         71,856        349,013
                                                ----------------------------------------------------------------------------

       Total Gross Profit                            $   32,495     $   31,623     $   28,584     $   17,786     $  110,489
       Total Gross Profit Margin                          24.1%          27.3%          24.0%          19.8%          24.0%


Industrial Products:
Assumptions:
U.S. Domestic:
       Industrial Products Net Selling Price         $   448.91     $   447.43     $   423.53     $   414.91
       Total Cost/Ton                                $   413.04     $   415.20     $   423.24     $   396.70

Canadian:
       Industrial Products Net Selling Price         $   505.83     $   451.37     $   413.18     $   370.07
       Total Cost/Ton                                $   507.65     $   397.30     $   391.83     $   447.45


       U.S. Domestic Shipments
                                                         37,598         38,903         37,528         38,109        152,139

       Revenues                                      $   16,878     $   17,406     $   15,894     $   15,812     $   65,990
       Costs
                                                         15,529         16,153         15,884         15,118         62,683
                                                ----------------------------------------------------------------------------

       Gross Profit                                   $   1,349      $   1,254       $     11       $    694      $   3,307
       Gross Profit Margin                                 8.0%           7.2%           0.1%           4.4%           5.0%

       Canadian Shipments
                                                         11,632          8,008          6,053          5,011         30,704

       Revenues                                       $   5,884      $   3,615      $   2,501      $   1,854     $   13,854
       Costs
                                                          5,905          3,182          2,372          2,242         13,700
                                                ----------------------------------------------------------------------------

       Gross Profit                                  $     (21)       $    433       $    129     $    (388)       $    153
       Gross Profit Margin                                -0.4%          12.0%           5.2%         -20.9%           1.1%

       Total Industrial Products Volume
                                                         49,230         46,911         43,581         43,120        182,842
       Total Industrial Revenues                     $   22,762     $   21,021     $   18,395     $   17,666     $   79,844
       Total Industrial Costs
                                                         21,434         19,334         18,255         17,360         76,384
                                                ----------------------------------------------------------------------------

       Total Industrial Gross Profit                  $   1,328      $   1,687       $    140       $    306      $   3,461
       Total Industrial Gross Profit Margin                5.8%           8.0%           0.8%           1.7%           4.3%


Other:
Assumptions:
       Tolling Selling Volume
                                                          7,310          6,112          6,996          3,502         23,919
       Tolling Net Selling Price                     $   192.17     $   301.39     $   266.42     $   138.15
       Tolling Other Cost/Ton                        $   148.01     $   151.22      $   74.29     $   139.00

       Revenues                                       $   1,405      $   1,842      $   1,864       $    484      $   5,594
       Costs
                                                          1,082            924            520            487          3,013
                                                ----------------------------------------------------------------------------

       Gross Profit                                    $    323       $    918      $   1,344      $     (3)      $   2,582
       Gross Profit Margin                                23.0%          49.8%          72.1%          -0.6%          46.1%



       Consolidated Volume
                                                        244,198        225,320        230,633        186,841        886,991
       Consolidated Net Sales                        $  158,787     $  138,778     $  139,583     $  107,792     $  544,940
       Consolidated Gross Profit                     $   34,146     $   34,227     $   30,068     $   18,089     $  116,531
       Consolidated Gross Profit Margin                   21.5%          24.7%          21.5%          16.8%          21.4%

       Start-Up
                                                          1,064             37              -              -          1,101

       Canadian Depreciation - COGS
                                                          1,258          1,240          1,206          1,175          4,879

       U.S. Domestic Depreciation - COGS
                                                          1,807          1,996          2,308          2,451          8,562

       U.S. Domestic Depreciation - SG&A
                                                            361            386            390            264          1,401

       Selling, General & Administrative
                                                          6,093          7,473          6,666          7,291         27,523

       Interest Expense (Net)
                                                            657            934            797            702          3,090

       Income (Loss) Before Income Taxes
                                                         22,906         22,161         18,701          6,206         69,974

       Taxes
                                                          7,882          7,731          6,344          2,288         24,245

       Tax Effected Discontinued DOM Operations
                                                         11,197              -              -              -         11,197

       Tax Effected Restructuring Charge
                                                              -              -              -          5,594          5,594

       Tax Effected Transaction Costs
                                                              -              -            898              -            898
                                                ----------------------------------------------------------------------------

       Net Income                                     $   3,827     $   14,430     $   11,459    $   (1,676)     $   28,040
                                                ============================================================================

       EPS                                            $    0.11      $    0.42      $    0.34    $    (0.05)      $    0.82
                                                ============================================================================

       Fully Diluted Shares Outstanding
                                                     34,574,692     34,590,068     34,181,324     32,805,819     34,116,817


Energy:                                            3/31/2000      6/30/2000      9/30/2000      12/31/2000       Total
                                                ----------------------------------------------------------------------------
Assumptions:
U.S. Domestic:
       Rig Count
                                                            770            842            981          1,076
       Import Market Share                                28.0%          30.7%          30.3%          34.8%
       Inventory Change
                                                        101,000        120,000         81,000        133,602        435,602

       Energy Net Selling Price                      $   623.92     $   643.42     $   686.09     $   696.01
       Total Cost/Ton                                $   558.74     $   553.18     $   571.35     $   575.46

Canadian:
       Rig Count
                                                            469            216            313            380
       Total OCTG Shipments
                                                        196,528        156,630        172,598        212,801        738,557
       OCTG Import Market Share                           38.0%          36.0%          31.0%          39.0%
       OCTG Inventory Change
                                                         13,548         13,973       (12,943)       (11,321)          3,257

       Energy Net Selling Price                      $   739.29     $   729.63     $   724.48     $   697.01
       Total Cost/Ton                                $   592.31     $   584.81     $   618.20     $   553.88


       U.S. Domestic Shipments
                                                         79,948         84,935         92,268         84,459        341,610

       Revenues                                      $   49,881     $   54,649     $   63,304     $   58,784     $  226,618
       Costs
                                                         44,670         46,984         52,717         48,603        192,974
                                                ----------------------------------------------------------------------------

       Gross Profit                                   $   5,211      $   7,665     $   10,587     $   10,181     $   33,644
       Gross Profit Margin                                10.4%          14.0%          16.7%          17.3%          14.8%


       Canadian Shipments
                                                         81,994         67,253         70,181        105,664        325,092

       Revenues                                      $   60,617     $   49,070     $   50,844     $   73,649     $  234,180
       Costs
                                                         48,566         39,330         43,386         58,525        189,807
                                                ----------------------------------------------------------------------------

       Gross Profit                                  $   12,051      $   9,739      $   7,458     $   15,123     $   44,373
       Gross Profit Margin                                19.9%          19.8%          14.7%          20.5%          18.9%


       Total Energy Volume
                                                        161,942        152,188        162,449        190,123        666,702
       Total Energy Revenues                         $  110,498     $  103,719     $  114,148     $  132,433     $  460,798
       Total Energy Costs
                                                         93,236         86,314         96,103        107,128        382,781
                                                ----------------------------------------------------------------------------

       Total Gross Profit                            $   17,262     $   17,404     $   18,045     $   25,305     $   78,017
       Total Gross Profit Margin                          15.6%          16.8%          15.8%          19.1%          16.9%


Industrial Products:
Assumptions:
U.S. Domestic:
       Industrial Products Net Selling Price         $   471.50     $   486.00     $   492.32     $   465.54
       Total Cost/Ton                                $   432.87     $   450.39     $   459.39     $   435.18

Canadian:
       Industrial Products Net Selling Price         $   514.86     $   543.87     $   504.80     $   537.57
       Total Cost/Ton                                $   506.62     $   444.64     $   508.55     $   527.20


       U.S. Domestic Shipments
                                                         40,199         35,778         36,115         44,988        157,080

       Revenues                                      $   18,954     $   17,388     $   17,780     $   20,944     $   75,066
       Costs
                                                         17,401         16,114         16,591         19,578         69,684
                                                ----------------------------------------------------------------------------

       Gross Profit                                   $   1,553      $   1,274      $   1,189      $   1,366      $   5,382
       Gross Profit Margin                                 8.2%           7.3%           6.7%           6.5%           7.2%

       Canadian Shipments
                                                         11,760         10,231          9,869          9,144         41,004

       Revenues                                       $   6,055      $   5,564      $   4,982      $   4,916     $   21,517
       Costs
                                                          5,958          4,549          5,019          4,821         20,347
                                                ----------------------------------------------------------------------------

       Gross Profit                                    $     97      $   1,015     $     (37)       $     95      $   1,170
       Gross Profit Margin                                 1.6%          18.2%          -0.7%           1.9%           5.4%

       Total Industrial Products Volume
                                                         51,959         46,009         45,984         54,132        198,084
       Total Industrial Revenues                     $   25,009     $   22,952     $   22,762     $   25,859     $   96,582
       Total Industrial Costs
                                                         23,359         20,663         21,610         24,399         90,031
                                                ----------------------------------------------------------------------------

       Total Industrial Gross Profit                  $   1,650      $   2,289      $   1,152      $   1,461      $   6,552
       Total Industrial Gross Profit Margin                6.6%          10.0%           5.1%           5.6%           6.8%


Other:
Assumptions:
       Tolling Selling Volume
                                                          7,907          1,842          5,437         11,258         26,444
       Tolling Net Selling Price                     $   150.65     $   170.25     $   218.73     $   155.44
       Tolling Other Cost/Ton                        $   114.35     $   149.07     $   144.49      $   92.15

       Revenues                                       $   1,191       $    314      $   1,189      $   1,750      $   4,444
       Costs
                                                            904            275            786          1,037          3,002
                                                ----------------------------------------------------------------------------

       Gross Profit                                    $    287       $     39       $    404       $    713      $   1,442
       Gross Profit Margin                                24.1%          12.4%          33.9%          40.7%          32.5%



       Consolidated Volume
                                                        221,808        200,039        213,870        255,513        891,230
       Consolidated Net Sales                        $  136,698     $  126,984     $  138,099     $  160,042     $  561,824
       Consolidated Gross Profit                     $   19,153     $   19,771     $   19,609     $   27,480     $   86,011
       Consolidated Gross Profit Margin                   14.0%          15.6%          14.2%          17.2%          15.3%

       Start-Up
                                                              -              -            615          (348)            267

       Canadian Depreciation - COGS
                                                          1,159          1,145          1,249          1,259          4,812

       U.S. Domestic Depreciation - COGS
                                                          1,510          1,517          1,552          1,800          6,379

       U.S. Domestic Depreciation - SG&A
                                                            379            417            298            317          1,411

       Selling, General & Administrative
                                                          5,299          6,011          5,792          6,656         23,758

       Interest Expense (Net)
                                                            549            839            731          1,023          3,142

       Income (Loss) Before Income Taxes
                                                         10,257          9,843          9,372         16,772         46,242

       Taxes
                                                          4,099          3,460          3,504          6,097         17,161

       Tax Effected Discontinued DOM Operations
                                                            604            160            566            790          2,120

       Tax Effected Transaction Costs
                                                              -              -          9,009              -          9,009

       Tax Effected Inventory Reserve
                                                              -              -          1,391              -          1,391
                                                ----------------------------------------------------------------------------

       Net Income                                     $   5,554      $   6,222    $   (5,098)      $   9,886     $   16,562
                                                ============================================================================

       EPS                                            $    0.16      $    0.18    $    (0.15)      $    0.29      $    0.48
                                                ============================================================================

       Fully Diluted Shares Outstanding
                                                     34,486,696     34,596,811     33,674,011     34,477,166     34,524,656